UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 12, 2020
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
Share Purchase Agreement
On October 12, 2020, Bandwidth Inc. (“Bandwidth”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) by and among Bandwidth, Voicebox S.à r.l., a private limited liability company (société à responsibilité limitée) incorporated under the laws of Luxembourg (RCS number B198.967) (“Voicebox”), Itay Rosenfeld, Stefaan Konings, Dirk Hermans, Gaetan Brichet and Stichting Administratiekantoor Voice, a foundation (stichting) incorporated under the laws of the Netherlands (“Stichting” and, together with Voicebox, Itay Rosenfeld, Stefaan Konings, Dirk Hermans and Gaetan Brichet, the “Selling Stockholders”) pursuant to which, among other things, Bandwidth will acquire all of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares of Voice Topco Limited, a private limited liability company incorporated under the laws of England and Wales (No. 9717662) (“Voice Topco”). Voice Topco directly or indirectly holds all of the issued and outstanding shares of Voxbone S.A., a private limited liability company registered under the laws of Belgium (“Voxbone”), which (with its subsidiaries) is the operating subsidiary of Voice Topco. The board of directors of Bandwidth has unanimously approved the Share Purchase Agreement.
Transaction Overview. The Share Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Share Purchase Agreement, Bandwidth will acquire, from the Selling Stockholders, all of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares of Voice Topco (the “Share Purchase”) in a transaction valued at €446 million. As consideration for the Share Purchase, Bandwidth will (i) pay the Selling Stockholders approximately $400 million (or approximately €338 million based on prevailing exchange rates at the close of business on October 9, 2020) (subject to customary working capital and certain other adjustments) at the closing of the Share Purchase (the “Closing”) and (ii) issue to the Sellers at the Closing shares of Bandwidth’s Class A common stock, par value $0.001 (“Bandwidth Stock”), with an aggregate value of approximately €108 million (or approximately $128 million) based on prevailing exchange rates at the close of business on October 9, 2020, with the actual number of shares of Bandwidth Stock determined by either the volume weighted average closing price of Bandwidth Stock for the 10 business day period ending one business day prior to the closing or the closing price of Bandwidth Stock on the business day prior to the closing, as elected by Voicebox prior to the closing, in each case in accordance with the terms of the Purchase Agreement.
Conditions to the Share Purchase: The completion of the Share Purchase is subject to customary conditions, including: (a) the absence of any law or order from any court or governmental entity preventing or prohibiting the Share Purchase; (b) subject to certain materiality exceptions, the accuracy of certain representations and warranties of Voice Topco and certain Selling Stockholders contained in the Share Purchase Agreement and the Management Warranty Deed (as defined below), as well as the compliance by each party with the covenants contained in the Share Purchase Agreement; and (c) the receipt by each of Bandwidth and the Selling Stockholders of other customary closing certificates and deliverables.
Covenants, Representations and Warranties and Indemnities. The parties to the Share Purchase Agreement have made to each other certain representations and warranties, and have agreed to certain covenants and agreements, including with respect to the conduct and operation of Voice Topco and Voxbone prior to the Closing and similar matters. The Share Purchase Agreement contemplates that Bandwidth and the Selling Stockholders also will enter into certain ancillary agreements in connection with the Share Purchase.
Although neither the Share Purchase Agreement nor the Management Warranty Deed includes general indemnification provisions in favor of Bandwidth, Bandwidth has obtained a representation and warranty insurance policy that will provide coverage for certain representations and warranties of the Selling Stockholders made pursuant to the Management Warranty Deed, subject to a retention amount, exclusions, policy limits and certain other terms and conditions.
Termination Rights. The Share Purchase Agreement may be terminated in certain circumstances, including, among others, if the transaction does not close by November 2, 2020 (subject to extension in certain circumstances). Additionally, either party may terminate the Share Purchase Agreement upon a breach by the other party of any representation, warranty, covenant or agreement made by such breaching party in the Share Purchase Agreement, such that the conditions related to the representations, warranties, covenants and agreements made by such breaching party would not be satisfied and such breach or condition is not curable or, if curable, is not cured within 10 business days after written notice of such breach or (subject to extension in certain circumstances).
Management Warranty Deed
In connection with the execution and delivery of the Share Purchase Agreement, Bandwidth and certain of the Selling Stockholders (the “Selling Management Stockholders”) entered into a Management Warranty Deed, dated October 12, 2020

(the “Management Warranty Deed”). Subject to the terms and conditions set forth in the Management Warranty Deed, the Selling Management Stockholders represented to Bandwidth the accuracy of certain intellectual property, legal, operational, privacy and security, regulatory, and other matters related to Voxbone’s business.
Registration Rights Agreement
In connection with Closing, Bandwidth and Voicebox are expected to enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Bandwidth is required to file a registration statement (the “Registration Statement”) as soon as reasonably practicable on or following the date of the Closing. Pursuant to the Registration Rights Agreement, until December 10, 2020, Voicebox may, on one occasion, request to sell all or any portion of its Bandwidth Stock in an underwritten offering that is registered pursuant to the Registration Statement.
The foregoing descriptions of the Share Purchase Agreement, the Management Warranty Deed, the Registration Rights Agreement, and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Share Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference, the Management Warranty Deed, a copy of which is filed herewith as Exhibit 10.1, and the Registration Rights Agreement, a form of which is filed herewith as Exhibit 10.2.
The Share Purchase Agreement and the Management Warranty Deed each has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Voice Topco, Voxbone, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Share Purchase Agreement and the Management Warranty Deed were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Share Purchase Agreement and the Management Warranty Deed, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Share Purchase Agreement and the Management Warranty Deed instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Bandwidth’s stockholders and other investors are not third-party beneficiaries under the Share Purchase Agreement or the Management Warranty Deed and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Bandwidth, Voice Topco, Voxbone, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Share Purchase Agreement and the Management Warranty Deed, which subsequent information may or may not be fully reflected in public disclosures by Bandwidth.

Item 2.02 Results of Operations and Financial Condition.
On October 12, 2020, Bandwidth issued a press release announcing that it has exceeded guidance for the quarter ended September 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under this item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.
On October 12, 2020, Bandwidth issued a press release announcing that Bandwidth had entered into the Share Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement, dated October 12, 2020 *
10.1	Management Warranty Deed, dated October 12, 2020 *
10.2	Registration Rights Agreement, dated October 12, 2020
99.1	Press Release, dated October 12, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)
* Portions omitted

Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this report other than statements of historical facts, including, without limitation, statements regarding our ability to consummate the acquisition with Voxbone, future financial and business performance, attractiveness of our product offerings and platform and the value proposition of our products, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, our ability to consummate the acquisition with Voxbone, risks related to our rapid growth and ability to sustain our revenue growth rate, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to expand effectively into new markets, our ability to operate in compliance with applicable laws, as well as other risks and uncertainties set forth in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission and any subsequent reports that we file with the Securities and Exchange Commission after December 31, 2019. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no obligation to update any of these forward-looking statements after the date of this report to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: October 13, 2020	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer